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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) - March 29, 2006

                      IDEA SPORTS ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-23100                     22-2649848
         --------                    -------                     ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             file number)              Identification No.)


                   4514 COLE AVE, SUITE 200A, DALLAS, TX 75205
                    (Address of principal executive offices)

                                 (469) 385-9848
                          Registrant's telephone number



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 29, 2006, Idea Sports Entertainment Group, Inc. (the "Company") entered into a Unit Purchase Agreement with the majority of the unit holders of Health Strip Solutions, LLC, ("Health Strip"), a Nevada limited liability corporation, to acquire 800 membership units (80%) of Health Strip in exchange for 100,000,000 shares of the $.0001 par value common stock of the Company.

There is no relationship between the Company and any of the unit holders of Health Strip.

The Seller has the right to rescind this transaction by May 31, 2006, if the Company is unable to cause a minimum of $4,000,000 of its outstanding liabilities to convert into its common stock by May 15, 2006.


SECTION 2. FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 29, 2006, the Company entered into a Unit Purchase Agreement with the majority of the unit holders of Health Strip to acquire 800 membership units of Health Strip in exchange for 100,000,000 shares of the $.0001 par value common stock of the Company.

Health Strip has use rights to patented process technology for the formulation and for the manufacture of the Company's thin film electrolyte strip ("Strip"). In addition, Health Strip has tentative agreements in place for the marketing and distribution of the Strip.

Health Strip has the process technology and has a manufacturing agreement with one of the four companies using patented technology to manufacture thin film strips to deliver the Company's previously announced electrolyte product.

There is no relationship between the Company and any of the unit holders of Health Strip.



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SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - No financial statements are filed herewith. The Registrant shall file any required financial statements by amendment hereto not later than 71 days after the date that this initial report on Form 8-K must be filed.

(b) Pro Forma Financial Information - Required proforma financial information will be filed by amendment hereto not later than 71 days after the date that this initial report on Form 8-K must be filed.

(c)        Exhibits -



         Exhibit 10.1      Unit Purchase Agreement




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         IDEA SPORTS ENTERTAINMENT GROUP, INC.



                                         BY /S/ TERRY WASHBURN
                                         ---------------------------------------
                                         TERRY WASHBURN, CHIEF EXECUTIVE OFFICER


DATE: MARCH 31, 2006




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